Asset retirement obligations	12 Months Ended
Dec. 31, 2013
Asset retirement obligations

21    Asset retirement obligations

Asset retirement obligations are recorded in “Other long-term liabilities”. The majority of these liabilities are discounted at 6.25%. Accretion expense is included in “Depreciation and amortization” on the Consolidated Statements of Income.

(in millions of Canadian dollars)	2013	2012

Opening balance, January 1	$23	$23
Accretion	1	1
Liabilities settled	–	(1)

Closing balance, December 31	$24	$23

Upon the ultimate retirement of grain-dependent branch lines, the Company has to pay a fee, levied under the Canada Transportation Act, of $30,000 per mile of abandoned track. The undiscounted amount of the liability was $39 million at December 31, 2013 (2012 – $39 million), which, when present valued, was $21 million at December 31, 2013 (2012 – $20 million). The payments are expected to be made in the 2014 – 2044 period.

The Company also has a liability on a joint facility that will have to be settled upon retirement based on a proportion of use during the life of the asset. The estimate of the obligation at December 31, 2013, was $20 million (2012 – $19 million), which, when present valued, was $3 million at December 31, 2013 (2012 – $3 million). For purposes of estimating this liability, the payment related to the retirement of the joint facility is anticipated to be made in 31 years.